NYSE: RCI

FORWARD-LOOKING STATEMENTS Some of the information included in this presentation is forward-looking information and is given in reliance on the Safe Harbor provided by the Private Securities Litigation Reform Act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward-looking statements due to certain factors, including business and economic conditions. These and other risks and uncertainties are discussed in more detail in RCI's reports filed with the SEC, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

RENAL CARE GROUP PROFILE Specialized provider of dialysis services Physician-driven heritage Strong regional market presence Conservative financial management Commitment to quality care drives value creation Improved medical outcomes Enhanced financial performance

KEY INVESTMENT POINTS Strong U.S. market growth of 4-6% annually Predictable and recurring revenues Excellent patient outcomes drive volume growth above market average Prudent capital structure and strong free cash flow De novo development Selective acquisition opportunities

GROWTH STRATEGY Enhance competitive position Expand within existing footprint - Organic growth - De novo development - Selective acquisitions Affiliate with excellent physicians Adhere to core competencies

DELIVERING ON OUR STRATEGY Stay focused on core competencies Effective use of Balance Sheet Immediately accretive transaction

NATIONAL NEPHROLOGY ASSOCIATES, INC. Nashville-based Formed in 1998 with 9 clinics Grew to 87 units in 15 states 5,600 patients

NNA HISTORICAL FINANCIAL INFORMATION 2003E $240.6 2000 Revenue (in millions) 2001 2002 $152.1 $195.4 $225.2 EBITDA (in millions) $26.5 $34.8 $35.9 $37.3 2000 2001 2002 2003E 2003E 514 2000 Treatments (in thousands) 648 755 809 2001 2002

TERMS OF TRANSACTION Cash component of approximately $167 million, subject to certain adjustments Assumption of debt of approximately $178 million Enterprise value of $345 million Expect to close during March 2004

IMPACT ON EPS 2004 Corporate Objective Pro forma 2004 accretion - $45.5 million EBITDA (full year effect) Accretion to 2004 EPS* *Assuming March 31, 2004 closing $2.40-$2.50 $0.08 $0.05 EPS

NEW CREDIT FACILITY $325 million Term Loan $150 million Revolver 5 year term LIBOR + 150 basis points

COMPANY INFORMATION

U.S. DIALYSIS PROVIDERS 300,000 patients 9% 18% 13% 3% 27% 15% 15% DaVita Renal Care Group Hospitals Other Independent Providers Independent Chain Providers Fresenius Gambro

COMBINED LOCATIONS 30 states Mid-size markets Outpatient Dialysis Centers University Affiliations Corporate Office Nashville, Tennessee NNA Units

OPERATING STRATEGY

OPERATING STRATEGY Optimal care drives superior financial results Clinical objectives aligned with financial interests Medical Advisory Board sets best practices Benchmarking across the Company Continuously improving outcomes Above industry average clinical outcomes

KT/V LEVELS % of Patients with Kt/V > 1.4 1996 1997 1998 1999 2000 2001 2002 2003 70.8 64.7 80.9 74.3 81.7 79.8 84.5 83.1

HEMATOCRIT 53.2 56.2 71.8 65.9 75.5 72.7 77.8 76.6 Patients with Hct > 33% Goal of 75% 1996 1997 1998 1999 2000 2001 2002 2003

HOSPITALIZATION Hospital Days / Patient / Year * Based on latest annual data - 2000 National Average* 14.4

MORTALITY * Based on latest annual data - 2000 National Average* 24.5%

CHRONIC KIDNEY DISEASE (CKD) PROGRAM Renal Care Group associates to conduct study Continuum of care Program goals - Support timely identification of under-treated patients - Improve patient quality of life and clinical outcomes - Improve health of patients entering dialysis Program to improve health and quality of life of CKD patients, prolonging transition to dialysis

RIGHTSTART PROGRAM Program - Focuses on first 90 days of treatment for new ESRD patients - Multidisciplinary tasks - Patient self-management - Patient education Pilot - 25 Clinics - Goal of 800 patients by end of 2004 - Track patient outcomes

CHALLENGES Medicare Managed Care Pricing Physician Recruitment

MEDICARE BILL MSP No Change No Change AWP "Acquisition Cost" Carve Out 1.6% Composite Rate 0% EPO Carve Out "Acquisition Cost" 2004 2005

FINANCIAL INFORMATION

EARNINGS PER SHARE 4Q02 $0.50 $0.56 4Q03 12.0% 1996 $0.42 1997 $0.57 1998 $0.84 1999 $1.12 2000 $1.31 2001 $1.52 2002 $1.82 2004E $2.12* $2.45-$2.55** * Excluding the impact of retirement package of $0.07. ** Assumes closing on acquisition of National Nephrology Associates on or before March 31, 2004. 2003

REVENUE TRENDS Revenue Per Treatment Four Quarter Rolling Revenue $939 $964 $986 (Revenue in $ millions) 4Q02 4Q03 7.8% $243 $262 $787 1Q $826 2Q $864 3Q $903 4Q 2002 303 305 307 294 286 291 299 $1,005 1Q 2Q 3Q 4Q 2003 310

PAYOR MIX Private Medicare 49% 6% 5% 40% Medicaid Acute Revenue

2003 11 Total number of facilities DE NOVO DEVELOPMENT 3 1996 12 1997 9 1998 7 1999 10 2000 14 2001 20 2002 20-25 2004E

2003 - 1Q04E $250 million SHARE REPURCHASE 2001 $3.1 million 100,000 shares 2002 $90.8 million 2,883,000 shares

Share repurchase program FREE CASH PRIORITIES De novo development

CORPORATE OBJECTIVES 2004 Revenues (in billions) $1.1 - $1.2 $1.3 - $1.4 Earnings per share $2.40 - $2.50 $2.45 - $2.55 Same-market treatment growth 5 - 6% 4 - 6% Same-market revenue growth 5 - 7% 5 - 7% Treatments (in millions) 3.5 - 3.7 4.1 - 4.3 Capital expenditures (in millions) $70 - $80 $85 - $95 Acquisition target (patients) 1,500 - 2,000 1,000 - 1,500 Patients 25,000 - 26,000 30,000 - 31,000 Initial Revised

KEY INVESTMENT POINTS Strong U.S. market growth of 4-6% annually Predictable and recurring revenues Excellent patient outcomes drive volume growth above market average Prudent capital structure and strong free cash flow De novo development Selective acquisition opportunities

NYSE: RCI